Exhibit 99.1

Contact:	Kimberly A. Welch 248-354-1916

Janet Halpin 248-354-8847

FOR IMMEDIATE RELEASE

Federal-Mogul Announces Second Quarter 2003 Results

Southfield, Michigan, July 29, 2003...Federal-Mogul Corporation (OTC Bulletin Board: FDMLQ) today reported financial results for the second quarter 2003.

Second-Quarter Highlights:

•	Net sales were $1,445 million

•	Net cash provided from operating activities was $168 million, an improvement of $93 million over 2002

•	Chip McClure appointed chief executive officer and president

•	Federal-Mogul honored by both IAPA and Uni-Select as Vendor of the Year

•	Opened a Technical Training Institute for customers in Burscheid, Germany

For the second quarter of 2003, Federal-Mogul posted sales of $1,445 million, up slightly compared to $1,442 million in 2002. Excluding the effect of foreign exchange and divestitures, second quarter 2003 sales were down five percent.

Federal-Mogul reported a second quarter net loss of $5 million, compared to net earnings of $16 million in the second quarter of 2002. Excluding the effects of Chapter 11 and Administration related reorganization expenses and business divestitures, Federal-Mogul reported pretax results from operations of $48 million in the second quarter 2003 compared to $60 million in the second quarter 2002 (a reconciliation of pretax results from operations to reported net income is provided in the attached supplemental data).

Operating cash flows for the second quarter of 2003 were $168 million, compared to $75 million in the second quarter of 2002. The company’s strong cash flow was used to pay down the Debtor-in-Possesion (DIP) financing by $90 million. 2003 year-to-date cash flow from operating activities was $201 million compared to $107 million for the same period in 2002.

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“We continue to make steady operational progress in a difficult market. Pricing continues to place pressure on the supplier community and we are working closely with our customers to identify mutually beneficial cost savings opportunities,” said Chip McClure, chief executive officer and president. “We remain on course with our strategic plan and I’m pleased with our execution, especially in the areas of cash flow and productivity. Through productivity, we have been able to mostly offset industry volume declines, pricing pressures, increased pension expense and inflation.”

“We’ve also launched a renewed focus on innovation to drive organic growth,” added McClure. “This initiative is backed by an energized team dedicated to developing new products and creating value by differentiating the products and services we provide to our customers.”

Aftermarket Sales

Sales of replacement parts to aftermarket customers totaled 45 percent of Federal-Mogul’s second quarter 2003 sales. Second quarter 2003 aftermarket sales were $655 million, compared to $660 million for second quarter 2002. Weak market conditions in Venezuela, Mexico and the Middle East as well as softness in retail sales in North America impacted aftermarket sales. Excluding the effect of foreign exchange, aftermarket sales were down five percent compared to 2002. By geographic region, second quarter 2003 aftermarket sales were 75 percent in the Americas and 25 percent in Europe.

“We are very proud to have been honored as Vendor of the Year from two significant aftermarket customers, IAPA and Uni-Select,” said McClure. “We have also just completed the expansion of our web order management system which is now serving more than 800 customers with over 24,000 transactions per month.”

New product launches for the second quarter include the Anco® Hydroclear wiper blade in North America and the Ferodo® DS Performance aftermarket brake pad in Europe. Federal-Mogul continues to experience success with the Wagner ThermoQuiet™ brake pad securing in the second quarter $10 million of annual new business for that product line.

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Original Equipment Sales

Sales of parts to original equipment (OE) customers totaled 55 percent of the company’s second quarter 2003 sales. Second quarter 2003 OE sales were $790 million, compared to $754 million in 2002. Excluding the effect of foreign exchange, sales decreased five percent compared with 2002. By geographic region, second quarter 2003 OE sales were 38 percent in the Americas, 59 percent in Europe and three percent in the rest of the world.

Second quarter OE sales for the global Friction product line improved to $110 million, from $95 million in 2002. Excluding the effect of foreign exchange, Friction sales increased by three percent. By geographic region, second quarter 2003 OE Friction product sales were 30 percent in the Americas and 70 percent in Europe.

Second quarter OE sales for the global powertrain product lines of Bearings, Pistons, Piston Rings and Liners, and Sintered Valve Train and Transmission Products were $475 million, compared to $426 million in 2002. Excluding divestitures and the effect of foreign exchange, sales were relatively flat. By geographic region, second quarter 2003 OE powertrain product sales were 28 percent in the Americas, 71 percent in Europe and one percent in the rest of the world.

Second quarter OE sales for the global product lines of Sealing Systems and Systems Protection were $164 million, compared with $171 million in 2002. Excluding the effect of foreign exchange, sales were down eight percent. By geographic region, second quarter 2003 OE Sealing Systems and Systems Protection sales were 70 percent in the Americas, 29 percent in Europe and Africa, and one percent in the rest of the world.

Second quarter OE sales in all other product lines (which consists primarily of OE Lighting and Asia Pacific) were $39 million compared with $62 million in 2002. The decrease in sales was primarily attributable to the divestiture of the Signal-Stat lighting business in 2002. By geographic region, sales were 48 percent in the Americas and 52 percent in the rest of the world.

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included within this press release, Federal-Mogul has provided certain information related to “results from operations” which is a non-GAAP measure. Such information is reconciled to its closest GAAP measure in accordance with SEC Regulation G and is included in the attached supplemental data.

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Management believes that results from operations is useful to both management and its stakeholders in their analysis of the Company’s ongoing business operations. Management also uses this information for operational planning and decision-making purposes.

Results from operations should not be considered a substitute for net income or any other GAAP measure. Additionally, results from operations as presented by Federal-Mogul may not be comparable to similarly titled measures reported by other companies.

Federal-Mogul is a global supplier of automotive components, sub-systems, modules and systems serving the world’s original equipment manufacturers and the aftermarket. The company utilizes its engineering and materials expertise, proprietary technology, manufacturing skill, distribution flexibility and marketing power to deliver products, brands and services of value to its customers. Federal-Mogul is focused on the globalization of its teams, products and processes to bring greater opportunities for its customers and employees, and value to its constituents.

Headquartered in Southfield, Michigan, Federal-Mogul was founded in Detroit in 1899 and today employs 47,000 people in 24 countries. On October 1, 2001, Federal-Mogul decided to separate its asbestos liabilities from its true operating potential by voluntarily filing for financial restructuring under Chapter 11 of the Bankruptcy Code in the United States and Administration in the United Kingdom. For more information on Federal-Mogul, visit the company’s web site at http://www.federal-mogul.com.

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Statements contained in this press release, which are not historical fact, constitute “Forward-Looking Statements.” Actual results may differ materially due to numerous important factors that are described in Federal-Mogul’s most recent report to the SEC on Form 10-K, which may be revised or supplemented in subsequent reports to the SEC on Forms 10-Q and 8-K. Such factors include, among others, the cost and timing of implementing restructuring actions, the results of the Chapter 11 and Administration proceedings, the Company’s ability to generate cost savings or manufacturing efficiencies to offset or exceed contractually or competitively required price reductions or price reductions to obtain new business, conditions in the automotive industry, and certain global and regional economic conditions. Federal-Mogul does not intend or assume any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.

FEDERAL-MOGUL CORPORATION

STATEMENTS OF OPERATIONS

(Millions of Dollars, Except Per Share Data)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2003	2002	2003	2002
Net sales	$1,444.7	$1,442.3	$2,854.5	$2,788.4
Cost of products sold	1,146.9	1,151.0	2,278.9	2,235.8

Gross margin	297.8	291.3	575.6	552.6
Selling, general and administrative expenses	229.0	208.7	455.0	417.2
Restructuring charges, net	9.9	1.5	20.2	11.0
Interest expense, net	21.8	29.9	51.3	60.2
Chapter 11 and Administration related reorganization expenses	26.9	23.2	59.7	43.0
Other income, net	(4.9)	(8.7)	(10.4)	(4.1)

Earnings (Loss) Before Income Taxes and Cumulative
Effect of Change in Accounting Principle	15.1	36.7	(0.2)	25.3
Income tax expense	20.2	20.7	39.1	50.5

Earnings (Loss) Before Cumulative Effect of Change in Accounting Principle	(5.1)	16.0	(39.3)	(25.2)
Cumulative effect of change in accounting principle, net of applicable income tax benefit	—	—	—	1,417.9

Net Earnings (Loss)	$(5.1)	$16.0	$(39.3)	$(1,443.1)

Earnings (Loss) Per Common Share:
Basic
Earnings (loss) before cumulative effect of change in accounting principle	$(0.06)	$0.19	$(0.45)	$(0.30)
Cumulative effect of change in accounting principle, net of applicable income tax benefit	—	—	—	17.22

Earnings (Loss) Available for Common Shareholders	$(0.06)	$0.19	$(0.45)	$(17.52)

Diluted
Earnings (loss) before cumulative effect of change in accounting principle	$(0.06)	$0.17	$(0.45)	$(0.30)
Cumulative effect of change in accounting principle, net of applicable income tax benefit	—	—	—	17.22

Earnings (Loss) Available for Common Shareholders	$(0.06)	$0.17	$(0.45)	$(17.52)

Weighted Average Shares (Thousands)
Basic	87,126	82,365	87,126	82,365
Diluted	87,126	91,962	87,126	82,365

FEDERAL-MOGUL CORPORATION

BALANCE SHEETS

(Millions of Dollars)

	(Unaudited) June 30 2003	December 31 2002
Assets
Cash and equivalents	$451.4	$395.1
Accounts receivable	984.7	954.0
Inventories	803.6	800.1
Deferred taxes	14.0	35.4
Prepaid expenses	212.1	174.5

Total current assets	2,465.8	2,359.1
Property, plant and equipment, net	2,330.0	2,273.0
Goodwill and indefinite-lived intangible assets	1,588.7	1,565.2
Definite-lived intangible assets, net	351.7	351.6
Asbestos-related insurance recoverable	802.0	780.6
Prepaid pension costs	318.7	361.5
Other noncurrent assets	203.6	222.3

Total Assets	$8,060.5	$7,913.3

Liabilities and Shareholders’ Deficit
Short-term debt, including current portion of long-term debt	$301.6	$346.1
Accounts payable	355.3	318.9
Accrued compensation	237.2	242.1
Restructuring reserves	77.3	90.8
Accrued income taxes	55.7	43.1
Other accrued liabilities	352.4	363.4

Total current liabilities	1,379.5	1,404.4
Liabilities subject to compromise	6,061.7	6,053.2
Long-term debt	10.9	14.3
Postemployment benefits	1,583.4	1,541.2
Deferred income taxes	49.5	52.4
Other accrued liabilities	212.6	205.7
Minority interest in consolidated subsidiaries	47.7	45.7
Shareholders’ deficit:
Series C ESOP preferred stock	28.0	28.0
Common stock	435.6	435.6
Additional paid-in capital	2,060.5	2,060.5
Accumulated deficit	(2,783.2)	(2,743.9)
Accumulated other comprehensive loss	(1,025.7)	(1,183.7)
Other	—	(0.1)

Total Shareholders’ Deficit	(1,284.8)	(1,403.6)

Total Liabilities and Shareholders’ Deficit	$8,060.5	$7,913.3

FEDERAL-MOGUL CORPORATION

STATEMENTS OF CASH FLOWS

(Millions of Dollars)

(Unaudited)

	Three Months Ended June 30		Six Months Ended June 30
	2003	2002	2003	2002
Cash Provided From (Used By) Operating Activities
Net earnings (loss)	$(5.1)	$16.0	$(39.3)	$(1,443.1)
Adjustments to reconcile net earnings (loss) to net cash provided from (used by) operating activities:
Cumulative effect of change in accounting principle	—	—	—	1,464.5
Depreciation and amortization	75.8	69.4	149.6	136.8
Restructuring charges, net	9.9	1.5	20.2	11.0
Chapter 11 and Administration related reorganization expenses	26.9	23.2	59.7	43.0
Loss (gain) on sale of businesses	6.2	—	7.1	(6.6)
Change in postemployment benefits, including pensions	28.2	14.7	57.6	27.8
Change in deferred taxes	1.8	(29.9)	14.8	(34.4)
Decrease (increase) in accounts receivable	51.3	(38.7)	4.7	(122.5)
Decrease (increase) in inventories	20.0	(9.5)	18.0	(48.2)
(Decrease) increase in accounts payable	(6.1)	(4.5)	14.2	21.2
Change in other assets and other liabilities	(2.0)	64.3	(29.5)	111.0
Payments against restructuring reserves	(20.2)	(9.2)	(37.6)	(17.8)
Payments of Chapter 11 and Administration related reorganization expenses	(19.1)	(22.3)	(38.6)	(36.2)

Net Cash Provided From Operating Activities	167.6	75.0	200.9	106.5

Cash Provided From (Used By) Investing Activities
Expenditures for property, plant and equipment and other long-term assets	(75.6)	(63.7)	(140.7)	(127.2)
Proceeds from sale of businesses	21.5	—	21.5	21.8

Net Cash Used By Investing Activities	(54.1)	(63.7)	(119.2)	(105.4)

Cash Provided From (Used By) Financing Activities
Proceeds from the issuance of long-term debt	0.1	1.5	0.1	1.5
Principal payments on long-term debt	(1.0)	—	(3.5)	(1.9)
Borrowings from DIP credit facility	—	—	75.0	—
Principal payments on DIP credit facility	(90.0)	—	(100.2)	(6.1)
(Decrease) increase in short-term debt	(2.6)	2.4	(19.3)	(7.5)
Other	—	1.4	—	1.3

Net Cash Provided From (Used By) Financing Activities	(93.5)	5.3	(47.9)	(12.7)

Effect of Foreign Currency Exchange Rate Fluctuations On Cash	21.0	18.1	22.5	15.2

Increase in Cash and Equivalents	41.0	34.7	56.3	3.6

Cash and equivalents at beginning of period	410.4	315.8	395.1	346.9

Cash and Equivalents at End of Period	$451.4	$350.5	451.4	$350.5

FEDERAL-MOGUL CORPORATION

RECONCILIATION OF RESULTS FROM OPERATIONS TO REPORTED NET INCOME

(Millions of Dollars)

(Unaudited)

	Three Months Ended June 30, 2003
	Adjustments
	Results From Operations	Chapter 11 Related Items		(Gain)/ Loss from Divestitures		As Reported
Net sales	$1,444.7	$		$		$1,444.7
Cost of products sold	1,146.9		—		—	1,146.9

Gross margin	297.8		—		—	297.8
Selling, general and administrative expenses	229.0		—		—	229.0
Restructuring charges, net	9.9		—		—	9.9
Interest expense, net	21.8		—		—	21.8
Chapter 11 and Administration related reorganization expenses	—		26.9		—	26.9
Other (income) expense, net	(11.1)		—		6.2	(4.9)

Earnings (Loss) Before Income Taxes	48.2		(26.9)		(6.2)	15.1
Income tax expense (benefit)	22.9		(1.8)		(0.9)	20.2

Net Income (Loss)	$25.3		$(25.1)		$(5.3)	$(5.1)

FEDERAL-MOGUL CORPORATION

RECONCILIATION OF RESULTS FROM OPERATIONS TO REPORTED NET INCOME

(Millions of Dollars)

(Unaudited)

	Six Months ended June 30, 2003
	Adjustments
	Results From Operations	Chapter 11 Related Items	(Gain)/ Loss from Divestitures	As Reported

Net sales	$2,854.5	$—	$—	$2,854.5
Cost of products sold	2,278.9	—	—	2,278.9

Gross margin	575.6	—	—	575.6
Selling, general and administrative expenses	455.0	—	—	455.0
Restructuring charges, net	20.2	—	—	20.2
Interest expense, net	51.3	—	—	51.3
Chapter 11 and Administration related reorganization expenses	—	59.7	—	59.7
Other (income) expense, net	(17.5)	—	7.1	(10.4)

Earnings (Loss) Before Income Taxes	66.6	(59.7)	(7.1)	(0.2)
Income tax expense (benefit)	44.4	(4.2)	(1.1)	39.1

Net Earnings (Loss)	$22.2	$(55.5)	$(6.0)	$(39.3)

FEDERAL-MOGUL CORPORATION

RECONCILIATION OF RESULTS FROM OPERATIONS TO REPORTED NET INCOME

(Millions of Dollars)

(Unaudited)

	Three Months Ended June 30, 2002
	Adjustments
	Results From Operations	Chapter 11 Related Items	As Reported

Net sales	$1,442.3	$—	$1,442.3
Cost of products sold	1,151.0	—	1,151.0

Gross margin	291.3	—	291.3
Selling, general and administrative expenses	208.7	—	208.7
Restructuring charges, net	1.5	—	1.5
Interest expense, net	29.9	—	29.9
Chapter 11 and Administration related reorganization expenses	—	23.2	23.2
Other income, net	(8.7)	—	(8.7)

Earnings (Loss) Before Income Taxes	59.9	(23.2)	36.7
Income tax expense (benefit)	22.8	(2.1)	20.7

Net Earnings (Loss)	$37.1	$(21.1)	$16.0

FEDERAL-MOGUL CORPORATION

RECONCILIATION OF RESULTS FROM OPERATIONS TO REPORTED NET INCOME

(Millions of Dollars)

(Unaudited)

	Six Months Ended June 30, 2002
	Adjustments
	Results From Operations	Chapter 11 Related Items	(Gain)/ Loss from Divestitures	Cumulative Effect of Change in Accounting Principle	Tax Valuation Allowance	As Reported
Net sales	$2,788.4	$—	$—	$—	$—	$2,788.4
Cost of products sold	2,235.8	—	—	—	—	2,235.8

Gross margin	552.6	—	—	—	—	552.6
Selling, general and administrative expenses	417.2	—	—	—	—	417.2
Restructuring charges, net	11	—	—	—	—	11.0
Interest expense, net	60.2	—	—	—	—	60.2
Chapter 11 and Administration related reorganization expenses	—	43.0	—	—	—	43.0
Other (income) expense, net	2.5	—	(6.6)	—	—	(4.1)

Earnings (Loss) Before Income Taxes and and Cumulative Effect of Change in Accounting Principle	61.7	(43.0)	6.6	—	—	25.3
Income tax expense (benefit)	30.5	(3.2)	—	—	23.2	50.5

Earnings (Loss) before Cumulative Effect of Change in Accounting Principle	31.2	(39.8)	6.6	—	(23.2)	(25.2)
Cumulative effect of change in accounting for goodwill and other intangible assets, net of applicable income tax benefit	—	—	—	1,417.9	—	1,417.9

Net Earnings (Loss)	$31.2	$(39.8)	$6.6	$(1,417.9)	$(23.2)	$(1,443.1)